Clinical Stage Neurology Company Focused on Neuronal Excitability Disorders Corporate Presentation | November 14, 2022

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, risks related to: the success, cost and timing of our product development activities and clinical trials; our expectations about the timing of achieving regulatory approval and the cost of our development programs; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the impact of the COVID-19 pandemic on our operations; the commercialization of our product candidates, if approved; our plans to research, develop and commercialize our product candidates; our plans to develop additional product candidates; our ability to obtain, maintain, expand, protect and enforce our intellectual property rights; our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of third parties; our ability to attract collaborators with development, regulatory and commercialization expertise; future agreements with third parties in connection with the commercialization of our product candidates; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the rate and degree of market acceptance of our product candidates; regulatory developments in the United States and foreign countries; regulatory application, review and approval processes and our compliance with applicable legal and regulatory requirements; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the success of competing products that are or may become available; and our ability to attract and retain key scientific or management personnel. These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. More information about the risks and uncertainties faced by Eliem is contained under the caption “Risk Factors” set forth in Eliem’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, which is available on the SEC’s website at www.sec.gov, and in other subsequent reports and filings Eliem will make with the SEC from time to time. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Two differentiated programs in depression and epilepsy with expansion opportunities in chronic pain Rethinking treatment for nervous system disorders *Cash, cash equivalents and short- and long-term marketable securities of $129.6M as of September 30, 2022 ~$130M* cash runway into 2025 allows for topline clinical data readouts and advancement of preclinical asset into clinic

Powered by successful and talented executives from pioneering organizations General Management, Commercial & Corporate Development Research & Development Valerie Morisset, Ph.D. EVP R&D and Chief Scientific Officer Joanne Palmer, Ph.D. Chief Development Officer Mark Versavel, M.D., Ph.D. Interim Chief Medical Officer Robert Azelby, MBA Chief Executive Officer Erin Lavelle Chief Operating Officer & Chief Financial Officer James Bucher, J.D. EVP and General Counsel Deep expertise in neuroscience research, clinical development and commercialization Lyrica, Neurontin, Trobalt, Vyepti, Vixotrigine, Nimotop, Aptiom, Lunesta, Geodon Leadership experience in both large pharma and small biotech Large: Amgen, GSK, Novartis, Biogen, Bayer, Pfizer Small: Alder, Juno, Convergence, Cavion, Exelixis Highly skilled in public/private capital raising and corporate development with successful exits Exits: Alder, Convergence, Juno, Immunomedics, Cascadian, Cavion 4

Addressing multiple interrelated diseases with two distinct, clinically validated mechanisms of action Approaching interrelated disease states with distinct MOAs (GABAA PAM and Kv7.2/3) Innovating within clinically validated mechanisms of action Multiple “pipeline-in-a-product” opportunities Chronic Pain Epilepsy Depression / Anxiety ETX-155 Kv7

Product Candidate (Mechanism) Lead indications Preclinical Phase 1 Phase 2 Phase 3 ETX-155 (GABAA receptor PAM) Major depressive disorder (MDD) Epilepsy Kv7 Program  (Kv7.2/3 channel opener) Epilepsy Depression Pain Eliem Pipeline: Two programs with clinically validated MOAs intended to address large markets GABAA PAM: GABAA receptor positive allosteric modulator IND-enabling safety studies planned in Q1 2023 Positioned for Phase 2a  initiation in Q1 2023

ETX-155 Proof of concept Phase 2a trial in Major Depressive Disorder (MDD)  positioned for Q1 2023 initiation

ETX-155: A differentiated neuroactive steroid $GABA_A$ positive allosteric modulator

Clinical validation for MOA ($GABA_A$ PAM)

Dual potent activity at synaptic and extrasynaptic $GABA_A$ receptors, with high intrinsic efficacy

---

No clinically meaningful food effect

Convenient **once-daily dosing with ~40-hr half-life**

Well tolerated at exposure levels that have translated to clinical efficacy for other $GABA_A$ PAMs

---

Strong IP position with patent protection to 2039



GABA
δ
γ2
Extrasynaptic Channel
Synaptic Channel
ETX-155
ETX-155
Enhanced GABAergic Tone
Enhanced GABAergic Synaptic Transmission
Hyperpolarization
Decreased Excitability of Postsynaptic Neuron
Reduced Action Potential Firing

eliem Therapeutics
8

Clinical development focused on MDD with opportunity to expand into other large markets with considerable unmet need

	Proof of concept planned	Potential future indication opportunities	
	Major Depressive Disorder (MDD)	Perimenopausal Depression (PMD)	Epilepsy / Focal Onset Seizure (FOS)
MoA Rationale	• Reduced GABA levels → increased MDD severity[1] • Clinically validated (zuranolone)	• Reduced neurosteroid levels → PMD symptoms • Clinically validated in neurosteroid-driven PPD (zuranolone)	• GABAergic deficits → epileptic state • Clinically validated in orphan epilepsies (ganaxolone)
Unmet Needs	• Faster onset of action • Improved tolerability/efficacy • Novel MoAs	• Same as MDD • Novel MoAs directly addressing reduced neurosteroid levels	• Novel MoAs → better seizure control • Positive impact on mood, as #1 comorbidity is depression[4]
Estimated annual prevalence (US+EU)	~32m (~9m failed ≥1 prior therapy)[2]	~8m (~2m with no history of MDD)[3]	~2m (~0.8m with uncontrolled seizures)[5]

1. Luscher et al, *Mol Psychiatry*, 2011;16(4):383-406
2. Decision Resources Group (DRG) *Unipolar Depression Disease Landscape and Forecast*
3. Freeman et al, *JAMA Psychiatry*, 2014;72(1):36-43
4. Kanner AM, *Biol Psychiatry*, 2003;54(3):388-98
5. DRG *Epilepsy Disease Landscape and Forecast*, May 2021

eliem Therapeutics

9

ETX-155 Differentiation: Similar dual $GABA_AR$ potency to clinically validated $GABA_A$ PAMs, with differentiated pharmacokinetics

Company	Molecule	$GABA_AR$ Potency		Pharmacokinetics		Clinical Validation (positive RCT)		
		Synaptic	Extra-synaptic	Food effect	Half-life	MDD	PPD	Epilepsy
eliem Therapeutics	ETX-155	✓	✓	No	~40 hrs	-	-	-
Sage Therapeutics™	zuranolone (SAGE-217)	✓	✓	Yes	14-18 hrs	✓	✓	-
MARINUS PHARMACEUTICALS	ZTALMY® (ganaxolone)	✓	✓	Yes	2-3 hrs	-	-	✓

Sources:
Zuranolone: Hoffmann et al., *Clin Pharmacokinet*, 2020;59(1):111-120; Hoffmann et al, ASCP 2018, poster #782; Botella et al., *J Med Chem*, 2017;60(18)7810-7819; Phase 3 WATERFALL topline data press release
Ganaxolone: ZTALMY Prescribing Information; Hulihan et al., American Epilepsy Society Annual Meeting 2020, poster

* Evening QD dosing for ETX-155, zuranolone; TID dosing for ganaxolone eliem Therapeutics

10

ETX-155 does not have a clinically meaningful food effect: potential to positively impact efficacy, safety, and compliance

Reported Fed/Fasted Ratios for $GABA_A$ PAM class



Cmax
AUC(0-t)
Fed/Fasted Ratio
3.5
3
2.5
2
1.5
1
0.5
0
2.9x
1.6x
2.6x
3.0x
1.25x
0.8x
FOOD EFFECT
Clinically meaningful higher exposure if taken with food
NO FOOD EFFECT[3]
FOOD EFFECT
Clinically meaningful lower exposure if taken with food
ETX-155
Zuranolone[1]
Ganaxolone[2]
Tablet, 30mg, human
Capsule, 30mg, human
Capsule, 5 mg/kg, dog

Presence of a food effect may negatively impact:

Efficacy

Exposure reduced or increased if medication not taken with food

Safety and Tolerability

Timing/severity of AEs associated with Cmax

Compliance

More strict daily routine required to maintain drug levels within the required range for efficacy and safety

1. Hoffmann et al. Clin Pharmacokinet, 2020;59(1):111-120; Hoffmann et al, ASCP 2018, poster #782
2. U.S. Patent No. 9,029,355
3. Range of fed/fasted ratios for AUC and Cmax required to claim absence of food effect on bioavailability, per FDA Guidance For Industry, Food-Effect Bioavailability and Fed Bioequivalence Studies, December 2002

ETX-155 has not been assessed in a head-to-head study against zuranolone or ganaxolone, and the study designs and analytical methods for all product candidates may be different. As a result, such data may not be directly comparable.

eliem Therapeutics

11

Phase 1 Study in Healthy Subjects: Encouraging safety & tolerability profile observed with no severe or serious adverse events ETX-155 Phase 1 Repeat-Dose Results Favorable pharmacokinetics (PK) Steady state reached at day 8  ~40-hour half-life at steady state 60 mg evening dosing was well tolerated  No SAEs or discontinuations All AEs were mild/moderate and transient CNS AE details The rate of CNS AEs were comparable in ETX-155 and placebo groups Most CNS AEs occurred at Tmax (3-4 hrs post-dose) 7 reports of somnolence out of 24 ETX-155-treated patients (no subject reported somnolence more than once during dosing period) Leeds Sleep Evaluation Questionnaire indicates no difference in next-morning alertness or disruption in sleep quality compared to placebo 7-day Repeat Dose 14-day Repeat Dose Combined ETX-155 60 mg (n=9) Placebo (n=6) ETX-155 60 mg (n=15) Placebo (n=5) ETX-155 60 mg (n=24) Placebo (n=11) n (%) n (%) n (%) n (%) n (%) n (%) ≥1 TEAE 5 (56) 3 (50) 9 (60) 4 (80) 14 (58) 7 (64) Somnolence 1 (11) 2 (33) 6 (40) 2 (40) 7 (29) 4 (36) Fatigue 0 0 4 (27) 1 (20) 4 (17) 1 (9) Headache 2 (22) 2 (33) 1 (7) 0 3 (13) 2 (18) Dizziness 1 (11) 0 2 (13) 0 3 (13) 0 Most common treatment-emergent AEs (In ≥10% of ETX-155 treated subjects across repeat dose studies)

Analysis of ETX-155 pharmacokinetic profile confirmed comparable 60 mg exposures obtained with different batches, enabling path forward in Phase 2a MDD trial

Original Phase 1 studies

- SAD (5-200mg, n=6 active/cohort)
- **MAD 7-day** (60mg AM and PM, n=9 active/cohort)
- **MAD 14-day** (60mg PM, n=15 active/cohort)
- **Well tolerated**, especially with PM dosing
- **Encouraging PK profile**
  - Moderate CV% of ~30%
  - Half-life of ~40 hrs
  - Steady state at day 8
  - Moderate acc. ratio of ~2
  - No food effect
  - Exposures within preclinical efficacy range
- **Enabled selection of a Phase 2 clinical dose of 60mg**

PSE study findings (April '22)

- Single-dose of 135 mg
- N=3 patients with photosensitive epilepsy (PSE)
- Evaluation of activity in this model inconclusive due to ~50% lower-than-expected exposures
- Achievement of predicted therapeutic exposure levels is critical for success of planned Phase 2a MDD trial
- Prompted investigation to understand potential root causes prior to progressing to MDD trial

Extensive Investigation

1) CMC investigations on all batches of API and DP
   → No findings
2) Dog PK to compare preclinical exposure across all batches
   → Comparable across batches
3) 5 single dose cohorts of healthy subjects to confirm PK profile
   → Comparable exposure across batches with variability remaining moderate
4) Comparison of exposures from all batches with population PK model based on original Phase 1 data
   → Exposures at 60mg fit the model
5) Evaluated 75 mg in repeat-dose cohort to determine any advantage over 60 mg

60 mg dose selected for Phase 2a based on favorable exposure and AE profile relative to 75 mg dose eliem Therapeutics
13

At Day 3 and at steady-state, modeled exposure of 60 mg ETX-155 is within the therapeutic range, and at steady-state is ~1.5-fold higher than zuranolone benchmark

Population PK model of 60mg at Day 3 and at Day 14



3500
3000
2500
2000
1500
1000
500
0
95th %
5th %
Mean 1686
95th %
5th %
Mean 2248
Actual 60mg SS AUC
Mean 2289
Mean (1353)
Robust preclin efficacy[1]
Minimum (896)
60mg Day 3
60mg SS

Benchmark zuranolone modeled AUC_{0-24} for 30mg and 50mg capsules at steady-state[2]



Chart Title
Series1
3500
3000
2500
2000
1500
1000
500
0
Mean: 924 ± CV%
Mean 1540 ± CV%
Mean robust preclin efficacy (1216)[3]
30mg SS
50mg SS

Zuranolone has demonstrated a dose response with improved efficacy when moving from 20 mg to 30 mg (Mountain) and from 30 mg to 50 mg (Waterfall, Shoreline) in Phase 3 MDD trials

1. Mean AUC derived from male rats with 3 mg/kg PO dose of ETX-155; 3 mg/kg dose of ETX-155 was an efficacious across multiple preclinical depression, anxiety, and seizure models in mice and rats
2. Derived from 5-day repeat dose 30mg pharmacokinetic data in Bullock et al, Marcé of North America Congress, Oct 21-24, 2021, and Hoffmann et al, 2018 Annual Meeting of the American Society for Clin Pharm and Ther, March 2018 extrapolated to 50 mg based on dose linearity; Day 3 zuranolone exposures have not been disclosed
3. Estimated preclinical AUC for robust efficacy for zuranolone derived from Althaus et al, Neuropharmacology, 2020;181:108333, extrapolated from reported 10 mg/kg PO AUC in male mice, assuming dose linearity

The two graphs are not generated from head-to-head trials and therefore are not direct comparisons. ETX-155 preclinical AUC ranges are derived from rat PK study for 1 mg/kg and 3 mg/kg groups, which were efficacious dose levels in depression, anxiety, seizure, and EEG preclinical models; SS: Steady State eliem Therapeutics

14

Positioned to progress ETX-155 into Phase 2a RCT in MDD in Q1 2023 and topline data would be expected in the second half of 2024 Screening Outpatient Treatment Follow-up 28 days Week 14 days 1 2 3 4 60 mg ETX-155 qd PM x 28 days1 Placebo qd PM x 28 days MDD Phase 2a 130 patients 1:1 randomization d1 d8 d15 d22 d29 d42 Primary Endpoint Change from baseline in HAMD17 over days 4, 8, 15, 22, and 29 Secondary Endpoints Change from baseline in HAMD17 and HAMD6 at days 4, 8, 15, 22, 29 and 422 HAMD17 response and remission rates at days 4, 8, 15, 22, 29 and 42 Day 1 dose will be split and given bid, in AM and PM Day 42 assessments are exploratory HAMD17: Hamilton Depression Rating Scale  Study is 90% powered to detect a placebo-adjusted reduction of 4 points from baseline Phone visit

ETX-155 strategies to reduce variability and placebo response in Phase 2a Placebo: ETX-155 ratio 1:1 (50% get placebo) Large, well powered study Select experienced sites in one geography (USA) Minimize number of assessments and visits Video education of investigators, research staff, and subjects on differences between clinical research and care provided by an HCP, and inclusion/exclusion criteria Closely monitor study drug compliance (AiCure app) and eDiary Independent SAFER process: MGH clinician interview to confirm HAMD-17 clinical assessments and trial eligibility Implementation of a placebo control reminder script for use at every visit Exclude patients who experience a substantial change (increase/decrease) in HAMD-17 score between screening and baseline assessments If currently taking an antidepressant drug, subjects must be on a stable dose for at least 4 weeks before baseline assessment

ETX-155 Market Opportunity

One-third (7M) of the US MDD treated patient opportunity is in 2nd line and beyond Second Line MDD (Failed 1 ADT class) Diagnosed and Drug-treated MDD patients Third Line+ MDD (Failed ≥2 ADT classes) 21M 4.6M 2.5M US Epidemiology, 2030 estimates $14-21B Total Branded Opportunity in 2nd line + Source: DRG Unipolar Depression Disease Landscape and Forecast, 2021 Assumes $6,000 WAC, 6 months on therapy/yr Reference branded MDD drug peak sales Drug Class Peak Sales Peak Year Lexapro SSRI $3.0B 2011 Effexor SNRI $2.7B 2008 Zoloft SSRI $2.6B 2005 Cymbalta SNRI $2.6B 2013 Prozac SSRI $2.4B 2001

Zuranolone precedent GABAA PAM showed statistical significance by day 3, mild depression levels by day 15, with symptom reduction maintained out to day 42 WATERFALL1 CORAL2 2-week daily dosing, monotherapy or on top of stable ADT 2-week daily dosing co-initiated w/ ADT Zur 50mg (n=268) Placebo (n=269) Zur 50mg + ADT (n=215) Placebo + ADT (n=210) Baseline HAMD17 26.8 26.9 26.8 26.6 Mean day 3 HAMD17 17 20.1 17.9 (endpt: -1.9 vs pbo) 19.6 Mean day 15 HAMD17 12.7 (endpt: -1.7 vs pbo) 14.6 13.1 13.7 Mean day 42 HAMD17 13.3 14.3 11.9 11.7 HAMD17 severity categories3 ≥24 Severe depression 17-23 Moderate depression 8-16 Mild depression 0-7 No depression Sage Therapeutics / Biogen – WATERFALL topline data presentation, June 15, 2021 Sage Therapeutics / Biogen – CORAL topline data presentation, Feb 16, 2022 Zimmerman et al, J Affect Disord, 2013;150(2):384-8

Zuranolone precedent suggests potential $GABA_A$ PAM advantages relative to existing ADTs would be attractive in a "direct to patient" commercial marketplace

Background

- SSRI's treatment duration undefined – many patients on SSRIs for multiple years/life
- SSRI's can take 6 to 8 weeks to work, if they work; not accounting for titration period
- Side effects including weight gain, sexual dysfunction, withdrawal symptoms
- Unsatisfied market with new MDD patient on therapy for ~ 5.5 months, adherence rates of 51% at week 16, 21% at week 33[1]

Potential Differentiation Points

- **"Treat depressive episode":** zuranolone uses a two-week regimen, 80% of patients needed only 4 weeks of therapy in a year
- **Rapid onset:** zuranolone achieved activity by day 3, with no titration, which should enable patient to know within two weeks if product is working
- **Transient side effects:** somnolence/fatigue but no weight gain, sexual dysfunction, or withdrawal observed in zuranolone trials
- **Enhanced adherence:** two-week course of therapy should dramatically improve adherence

Short treatment duration combined with rapid effect enables dosing aligned with the depressive episode

1. Sawada et al, BMC Psychiatry, 2009;9(38).

eliem Therapeutics

20

ETX-155: Being Developed as a Potentially Clinically Differentiated Oral Neuroactive Steroid Improve Efficacy Increased AUC observed at well-tolerated doses Absence of clinically meaningful food effect Significantly longer half-life ETX-155 Opportunities Improve Tolerability CNS AE rates similar to placebo in healthy subjects No difference from placebo in sleep quality and next day alertness No reports of somnolence on more than one day in repeat dosing studies Improve Durability Evaluate longer dosing regimens (i.e., 28 days) Statements are not based on data resulting from head-to-head trials and are not direct comparisons of safety or efficacy

Kv7 Opener Pre-candidates identified IND-enabling safety studies planned for Q1 2023

Kv7.2/3 Program: Developing a differentiated Kv7.2/3 opener for multiple neuronal excitability indications

Kv7 Opportunity

Human genetic validation

Strong clinical validation in pain and epilepsy
(retigabine, flupirtine, XEN1101)

Metabolic/safety liabilities with existing molecules

Clear translational path to clinical efficacy

Eliem Kv7 Program Goal

Maintain efficacy with improved tolerability and safety

Program Status

- Foundational IP filed
- Multiple lead and backup candidates in novel chemical space
- Improved metabolic stability
- Potent at Kv7.2/3, selective vs Kv7.1/4, and active in MES rat model*

Initiated IND-enabling studies for two pre-candidates; IND-enabling safety studies to begin in Q1 2023

*MES: maximal electroshock seizure, a preclinical model where efficacy has been historically shown to be highly translatable to humans with recurrent seizures eliem Therapeutics

23

Eliem's K_V7 candidates incorporate novel chemistry and have exhibited an attractive potency, selectivity, and in vivo activity profile to date

	ETX-123 *(BEFORE FORMULATION)*	ETX-963 *(BEFORE FORMULATION)*	XEN1101 (putative)* *(AFTER FORMULATION)*	Retigabine
In vitro profile				
Potency at Kv7.2/3	+++ (7 nM)	++ (70 nM)	++ (20 nM)	+ (2 uM)
Selectivity over Kv7.4	++++ (14,000-fold)	++ (45-fold)	+ (10-fold)	+ (7.8-fold)
Selectivity over Kv7.1	+++	+++	+++	+++
In vivo profile				
Rat MES / rotarod	++++ (2 mg/kg oral MES efficacy / 14 mg/kg rotarod side effects)	+++ (sc dosing)	+++	+++
Oral bioavailability (rat)	+	+	+++	+++
Chemistry				
Structural features	*Novel scaffold, not disclosed*		analogue of retigabine	Substituted aniline
IP	*COM IP Filed August 2022*		2028 expiry (initial issued patents)	n/a (off-market)

* Putative XEN1101 molecule synthesized and tested by Eliem

eliem Therapeutics 24

ETX-123 demonstrated modulation of neuronal excitability through hyperpolarization and inhibition of repeat firing in rat dorsal root ganglion (DRG) neurons

Hyperpolarization of resting membrane potential (RMP)



Δ RMP (mV)
0
-6
-12
-18
-24
Baseline
1 μM SYG-00514123
1 μM SYG-00514123
Washout

Inhibition of repeat action potential firing



Voltage (mV)
60
40
20
0
-20
-40
-60
-80
Baseline
1 μM SYG-00514123
Washout
Firing rate (spikes/s)
Current pulse (pA)

baseline

1 μM ETX-123

Washout

SYG-00514123 = ETX-123

eliem Therapeutics

25

ETX-123 demonstrated 7-fold separation between the dose that inhibits tonic convulsions in the rat MES model and the dose that induces side effects in the rotarod model ETX-123 (mg/kg oral) Retigabine pos control (mg/kg oral) ETX-123 has demonstrated a favorable in vivo efficacy/tolerability profile to date; additional oral formulation optimization and IND-enabling studies ongoing Efficacious in rat maximal electroshock seizure (MES) model Well tolerated in rat rotarod model *** *** *** *** V 0.5 2 8 14 50 % of animals 0 25 50 75 100 *** p<0.01 Latency on Rotarod (s) Vehicle ETX-123 (mg/kg oral) Retigabine (mg/kg oral) ** V 0.5 2 8 14 50 0 100 200 300 ** p<0.01

Highly experienced management team Clinical and preclinical pipeline based on clinically validated mechanisms of action Two differentiated programs in depression and epilepsy with expansion opportunities in chronic pain Rethinking treatment for nervous system disorders ~$130M* cash runway into 2025 allows for topline clinical data readouts and advancement of preclinical asset into clinic  *Cash, cash equivalents and short- and long-term marketable securities of $129.6M as of September 30, 2022

For more information: www.eliemtx.com InvestorRelations@eliemtx.com

BACKUP

Comprehensive root cause investigation did not reveal any CMC differences or issues with exposures from any batch or tablet size

	Activities Conducted	Outcome
1) CMC investigations for API and DP batches	• Particle size distribution, Scanning Electron Microscopy, Modulated Differential Scanning Calorimetry, Powder X-Ray Diffraction, Zeta Potential, dissolution profile, presence of crystalline material, roller compaction, compression • Documentation review	No differences were found between the 3 different batches of drug substance, and drug product No deviations recorded in executed batch records or clinical trial documentation No evidence of a quality event or manufacturing or dosing errors
2) Preclinical exposure comparison (Dog PK)	• 6 cohorts of n=6 dogs, to compare exposure between all drug product batches (2020, 2021 and 2022) and tablet sizes	No differences in exposure between any batches and tablets size tested
3) Clinical exposure comparison (HV PK)	• Completed 5 single dose cohorts (n=19-24 each, 42 total w/ some subjects participating in several cohorts) • 60mg (4 cohorts) and 75mg (one cohort) • Planned repeat dose cohort with 75mg, data in November (n≤18)	No differences in exposure between all batches and tablet sizes at 60mg single dose - Variability remains moderate
4) Population PK model comparison	• Mathematical analysis of exposures from all batches and tablet sizes with PopPK model established with original Phase 1 data	No difference in mathematical analysis of the 60mg exposure data from ongoing HV study compared to the pop PK model eliem Therapeutics

30

ETX-155 75 mg does not provide clear advantages over 60 mg on either exposure or tolerability 60 mg pooled 7-day and 14-day studies 75 mg 10-day study ETX-155 N=24 Placebo N=11 ETX-155 N=12 Placebo (n=6) n (%) n (%) n (%) n (%) ≥1 TEAE 14 (58.3) 7 (63.6) 11 (91.7) 2 (33.3) Somnolence 7 (29.2) 4 (36.4) 8 (66.7) (1 moderate) 2 (33.3) Fatigue 4 (16.7) 1 (9.1) 0 0 Headache 3 (12.5) 2 (18.2) 0 0 Dizziness 3 (12.5) 0 2 (16.7) 0 Drowsiness 0 0 2 (16.7) 1 (16.7) Euphoric mood 2 (8.3) 0 2 (16.7) 0 75 mg 75 mg 60 mg Day 3 exposures (by subject) Steady state exposures (by subject) Repeat dose exposures for 60 mg and 75 mg ETX-155 (PM dosing) Most common TEAEs for 60 mg and 75 mg ETX-155 (PM dosing)* * Treatment-emergent adverse events (TEAEs) in ≥10% of subjects in any arm; drowsiness TEAE includes reports coded as “feeling tired” or “drowsiness”, Euphoric mood TEAE includes reports coded as “feeling high” or “euphoric mood” 60 mg dose yields exposures within the robust therapeutic range by day 3, with a more favorable tolerability profile than 75 mg

Zuranolone precedent $GABA_A$ PAM efficacy in line with approved MDD drugs, achieving statistical significance and ~50% reduction in HAMD17 despite smaller delta to placebo

Drug: Study*	Reference	Year of Study	Baseline HAMD17	Duration of Treatment	Mean HAMD17 change from Baseline			Estimated Mean HAMD17 at end of treatment	
					Active (top dose, if >1 arm)	Placebo	Delta to placebo	Active	Placebo
38 studies of SSRIs/SNRIs	Kirsch 2002	1980s-1990s	21.0 - 29.7	4-8 weeks	-10.4 (range: -5.9 to -14.2)	-7.6 (range: -3.0 to -10.5)	-2.8	~14	~17
Cymbalta: Study 1	Cymbalta label	2001	21	9 weeks	-10.9	-6.1	-4.9	10.1	14.9
Cymbalta: Study 2	Cymbalta label	2001	20	9 weeks	-10.5	-8.3	-2.2	9.5	11.7
Cymbalta: Study 3	Cymbalta label	2001	18	8 weeks	-8.6	-5.0	-3.6	9.4	13
Cymbalta: Study 4	Cymbalta label	2001	20	8 weeks	-12.1	-8.8	-3.3	7.9	11.2
Pristiq: Study 332	Liebowitz et al	2008	23	8 weeks	-11.5	-9.5	-2.0	11.5	13.5
Pristiq: Study 333	Boyer et al	2008	24	8 weeks	-13.7	-10.7	-3.0	10.3	13.3
Rexulti: Pyxis Study	Thase et al (a)	2013	21	6 weeks	-5.89	-3.59	-2.29	15.1	17.4
Rexulti: Polaris Study	Thase et al (b)	2013	21	6 weeks	-6.26	-4.57	-1.69	14.7	16.4
Rexulti: Sirius Study	Hobart et al	2016	21	6 weeks	-7.1	-5.9	-1.16	13.9	15.1
		Average of all drugs (range)		6-8 wks	-9.7 (-5.9 to -13.7)	-7.0 (-3.6 to -10.7)	-2.7 (-1.16 to -4.9)	11.6 (7.9 to 15.1)	14.4 (11.7 to 17.4)
Sage zuranolone data	Waterfall	2020-21	26.8	2 weeks	-14.1	-12.3	-1.7	12.7	14.6
	Coral	2021	26.8	2 weeks	-13.7	-12.9	-0.8	13.1	13.7

~50% reduction in mean HAMD17 from severe depression (>24) to mild depression (8-16)

* Studies reporting HAMD as primary endpoint shown here; recent MDD registrational trials for Trintellix, Spravato, and Axsome used MADRS as endpoint, rather than HAMD17, so are not included eliem Therapeutics

32

Zuranolone's Shoreline study: demonstrated durable effects with the average patient only needing ~2 courses (~4 weeks) in a year

~80% of 50 mg responders*
needed only 1 or 2 treatment courses over 1 year

Median time to first retreatment: 249 days


1 Treatment Course
54.8%
(n = 80)


2 Treatment Courses
24.7%
(n = 36)

3 Treatment Courses	4 Treatment Courses	5 Treatment Courses
10.3% (n = 15)	6.8% (n = 10)	3.4% (n = 5)

~70% of 30 mg responders*
Needed only 1 or 2 treatment courses over 1 year

Median time to first retreatment: 135 days


1 Treatment Course
42.9%
(n = 210)


2 Treatment Courses
25.6%
(n = 125)

3 Treatment Courses	4 Treatment Courses	5 Treatment Courses
11.9% (n = 58)	10.8% (n = 53)	8.8% (n = 43)

Source: Sage Therapeutics
*Only responders at Day 15 of the initial treatment period (≥50% reduction in HAMD17 total score from baseline) could continue to get retreatment in the SHORELINE study eliem Therapeutics

33